UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

Corus Bankshares, Inc.
 (Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 N. Lincoln Ave. Chicago, Illinois	60613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 832-3088

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 16, 2009, the Board of Directors of Corus Bankshares, Inc. (the “Company”) appointed Michael Minnaugh to serve as the Chief Financial Officer of the Company, effective as of June 15, 2009. Mr. Minnaugh will also serve as the Chief Financial Officer of Corus Bank, N.A. (the “Bank” and, together with the Company, “Corus”). Paula Manley, our First Vice President and Chief Accounting Officer, who was temporarily performing the functions of our principal financial officer, will continue to serve as our principal accounting officer.

At 49 years of age, Mr. Minnaugh has 25 years of accounting and financial management experience. He is currently a partner at Tatum, LLC and previously served as a consultant to The Financial Group, LLC from 2007 to 2008 and as the Treasurer of The Cleveland Clinic Health System from 2002 to 2007. Before that, Mr. Minnaugh held various positions with National City Corporation from 1991 to 2001, including Senior Vice President, Institutional Trust and Investment Services; Senior Vice President, Charitable and Endowment Services; Vice President and Controller of National City Bank; and Vice President, Mergers and Acquisitions.

In connection with this appointment, Corus entered into an engagement letter, dated as of June 15, 2009, with Kinetic Advisors, LLC (“Kinetic”), which has an affiliation with Tatum, LLC. Under the terms of the engagement letter, Corus will pay Kinetic $325 per hour for the services of Mr. Minnaugh. In addition, Corus will reimburse Kinetic for the reasonable out-of-pocket expenses incurred by Mr. Minnaugh in connection with his services to Corus. Corus will also pay Kinetic a fee equal to 3% of the professional fees billed to Corus by Kinetic to cover certain other expenses and an initial retainer of $100,000 that will be credited against any amounts due on the termination of the engagement and returned to Corus. The engagement may be terminated by either party without cause on ten days’ written notice. A copy of the engagement letter is attached hereto as Exhibit 10 and is incorporated herein by reference.

Except as set forth in the immediately preceding paragraph, (i) there is no arrangement or understanding between Mr. Minnaugh and any other person pursuant to which Mr. Minnaugh was selected as an officer of Corus and (ii) there are no relationships or related party transactions involving Mr. Minnaugh or any member of his immediate family required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01    Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10	Engagement Letter, dated as of June 15, 2009, between Kinetic Advisors, LLC and Corus Bankshares, Inc. and Corus Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

 /s/ Paula Manley

Paula Manley
First Vice President and Chief Accounting Officer
(Duly Authorized Officer)

Date: June 22, 2009

EXHIBIT INDEX

Exhibit No.	Description
10	Engagement Letter, dated as of June 15, 2009, between Kinetic Advisors, LLC and Corus Bankshares, Inc. and Corus Bank, N.A.